QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.14

[LOGO]

AGREEMENT OF INDEMNITY

        This AGREEMENT is made and entered into this 12th day of April 2004 by:

Name (Social Security or Tax ID Number)

Meadow Valley Corporation (88-0328443)	Meadow Valley Contractors, Inc. (88-0171959)

Ready Mix, Inc. (86-0830443)

in favor of XL Specialty Insurance Company, XL Reinsurance America Inc., Greenwich Insurance Company, and their affiliated, associated and subsidiary companies, their successors and assigns (hereinafter referred to as SURETY).

RECITALS

        Whereas, PRINCIPAL, in the performance of contracts and the fulfillment of obligations generally, whether solely in its own name or as co-venturer with others, may desire or be required to give or procure certain BOND(S); and

        Whereas, UNDERSIGNED, whether or not named as a PRINCIPAL in BOND(S) represent and warrant that UNDERSIGNED have a substantial, material and/or beneficial interest in the performance and fulfillment of obligations secured or to be secured by BOND(S) in behalf of PRINCIPAL; and

        Whereas, UNDERSIGNED understand that SURETY has executed, provided or procured BOND(S) in behalf of PRINCIPAL or will consider requests for SURETY to execute, provide or procure BOND(S) in behalf of PRINCIPAL upon the express understanding that this AGREEMENT be entered into by UNDERSIGNED; and

        NOW THEREFORE, in consideration of SURETY: (1) heretofore having executed, provided or procured BOND(S) in behalf of PRINCIPAL; (2) receiving requests for BOND(S) from UNDERSIGNED and determining whether or not SURETY will execute, provide or procure the BOND(S) requested; or (3) hereafter executing, providing or procuring BOND(S) in behalf of PRINCIPAL; UNDERSIGNED covenant and agree as follows:

I
DEFINITIONS

        The following terms, as used in this AGREEMENT, are defined as set forth below:

        BOND:    (1) Contract of suretyship, guaranty or indemnity executed in behalf of PRINCIPAL by SURETY; (2) the continuation, extension, alteration, renewal or substitution of such contract; (3) a letter, consent or AGREEMENT from SURETY to a PERSON wherein SURETY represents to such PERSON(S) that SURETY may or will execute in behalf of PRINCIPAL the BOND(S) required by such PERSON'S invitation for bids or proposals (hereinafter referred to as BID LETTER).

        PERSON:    Individual(s), partnership(s), association(s), limited liability company(s), corporation(s), joint-venture(s), public entity(s), political subdivision(s) or any other legal or commercial entity;

        UNDERSIGNED:    PERSON(S) who execute this AGREEMENT;

        PRINCIPAL:    One or more UNDERSIGNED or any existing or future partnership, joint venture (whether silent or disclosed), association, limited liability company, corporation or other legal or commercial entity in which UNDERSIGNED have or will have a substantial, material and/or beneficial interest, including subsidiary, associated and affiliated companies who alone or with other PERSON(S) have secured or may secure the performance and fulfillment of obligations by BOND(S), executed, provided or procured by SURETY.

        GOOD FAITH:    Honest motives regardless of whether such motives are the product of bad judgment or negligence.

        EVENT OF DEFAULT:    (1) Any breach of or failure to perform or comply with any of the provisions of this AGREEMENT; (2) any alleged or actual breach, or default of any obligation secured by BOND(S) whether admitted or contested, declared or undeclared; (3) any failure, delay, refusal or inability of UNDERSIGNED to pay claims, bills or other indebtedness secured by BOND(S) executed by SURETY; (4) any change or threat of change in the character, identity, control, beneficial ownership or existence of PRINCIPAL; (5) any assignment by PRINCIPAL for the benefit of creditors; (6) the appointment of a receiver or trustee or an application for appointment of a receiver or trustee for PRINCIPAL whether insolvent or not; (7) any proceeding or the exercise of any rights by any PERSON which deprives or impairs PRINCIPAL(S), use of its plant, machinery, equipment, plans, drawings, tools, supplies or materials; (8) upon the happening of any event other than those specified in (1) through (7) whether or not different from those events which, in SURETY'S sole opinion, may expose SURETY to loss, cost or expense.

II
GENERAL

        (A)  The aforementioned RECITALS are true and correct.

        (B)  This AGREEMENT binds UNDERSIGNED and the heirs, personal representatives, successors and assigns thereof, jointly and severally, to SURETY in connection with all BOND(S) heretofore or hereafter executed, provided or procured by SURETY in behalf of PRINCIPAL in any penal sum and in favor of any obligee(s).

        (C)  This AGREEMENT shall not be construed as an offer by UNDERSIGNED to indemnify SURETY which SURETY must accept prior to its executing, providing or procuring BOND(S) in behalf of PRINCIPAL; but, shall be construed as part of the consideration on which SURETY has relied or will rely in executing, providing or procuring BOND(S) in behalf of PRINCIPAL.

        (D)  This AGREEMENT inures to the benefit of any co-surety or reinsurer of SURETY on BOND(S), and in the event the SURETY procures the execution of BOND(S) by other sureties, this AGREEMENT shall inure to the benefit of such other sureties.

        (E)  This AGREEMENT shall be liberally construed so as to protect, exonerate, hold harmless and indemnify SURETY.

III
DECLINE EXECUTION

        (A)  UNDERSIGNED are not obligated to request SURETY to execute, provide or procure any BOND(S) required of UNDERSIGNED in the performance and fulfillment of obligations.

        (B)  SURETY has the right to decline to execute, provide or procure BOND(S) requested by PRINCIPAL.

        (C)  If SURETY executes, provides or procures a bid or proposal BOND or furnishes a BID LETTER on behalf of PRINCIPAL, SURETY has the right to decline to execute the final BOND(S), including, but not limited to, performance, payment, maintenance, or other BOND(S) that may be required in connection with any award that may be made under the bid, proposal or tender for which the bid or proposal BOND or BID LETTER is given.

        (D)  While SURETY may from time to time establish a formal or informal line of credit, BOND line or BOND program, the existence of such line or program shall be for the sole convenience of SURETY and shall not abridge, waive or in any way alter SURETY'S absolute right to decline to execute, provide or procure any BOND(S) requested by PRINCIPAL.

        (E)  No claim shall be made, nor any cause of action asserted against SURETY by UNDERSIGNED in consequence of SURETY'S failure or refusal to execute any BOND.

IV
PREMIUMS

        UNDERSIGNED shall pay or cause to be paid to SURETY, in such manner and at such time as required by SURETY, all premiums and charges of SURETY in accordance with its rate filings, its manual of rates then in effect or as otherwise charged by SURETY, for executing, providing or procuring BOND(S) for PRINCIPAL.

V
INDEMNITY

        (A)  UNDERSIGNED shall exonerate, hold harmless, indemnify, and keep indemnified SURETY from and against any and all losses, claims, liabilities, damages, demands for payment or performance, expenses and costs of whatsoever kind or nature including, but not limited to, interest, court costs, document reproduction and storage charges, investigative expenses and costs, adjusting, expert and attorney fees imposed upon, sustained or incurred by SURETY by reason of: (1) SURETY having executed, provided or procured BOND(S) in behalf of PRINCIPAL; (2) UNDERSIGNED'S failure to perform or comply with any of the provisions of this AGREEMENT; (3) SURETY enforcing any of the covenants or conditions of this AGREEMENT; (4) SURETY conducting any investigation, obtaining or attempting to obtain a release, or recovering or attempting to recover loss or unpaid premium in connection with any BOND(S); and/or (5) SURETY prosecuting or defending any action or claim in connection with any BOND(S) executed provided or procured in behalf of PRINCIPAL, whether SURETY at its sole option elects to employ its own counsel, or permits or requires UNDERSIGNED to make arrangements for SURETY'S legal representation.

        (B)  In order to exonerate, hold harmless and indemnify SURETY, UNDERSIGNED shall upon demand of SURETY deposit funds with SURETY before SURETY makes any payment; such funds shall be, at the SURETY'S option, money or property or liens on or security interests in property. The amount of such money or property or the value of the property to become subject to liens or security interests shall, at the option of the SURETY, equal (1) the sum of all pending claims asserted against SURETY on BOND(S), whether such claims are contested or not or whether or not liability has been established with respect to such claims, plus the amount of costs and expenses which the SURETY, in its sole discretion, estimates may be incurred as a result of the assertion of such claims, or (2) the reserve established by SURETY as consequence of having issued BOND(S) in behalf of PRINCIPAL. SURETY shall have no obligation to invest or provide a return on the funds deposited. UNDERSIGNED acknowledge that failure of UNDERSIGNED to deposit funds with SURETY in accordance with this section in the amounts and at the time demanded by SURETY shall cause irreparable harm for which

SURETY has no adequate remedy at law. UNDERSIGNED agree that SURETY shall be entitled to injunctive relief for specific performance of UNDERSIGNED'S obligation to deposit funds with SURETY in accordance with this section.

VI
SETTLEMENTS AND PAYMENTS

        (A)  SURETY shall have the right in its sole discretion to determine whether any claims, demands, suits or judgments on or against BOND(S) provided, procured or executed by SURETY shall be paid, compromised, defended, prosecuted or appealed irrespective of the fact that UNDERSIGNED may have assumed, or offered to assume, the defense of the SURETY upon such claim, demand, suit or judgment.

        (B)  The liability of UNDERSIGNED under this AGREEMENT shall extend to and include all amounts paid by SURETY in GOOD FAITH under the belief that: (1) SURETY is or was liable for the sums and amounts so disbursed, or that it was necessary or expedient to make such disbursements, whether or not such liability, necessity or expediency existed; or (2) such payments were necessary or advisable to protect any of SURETY'S rights or to avoid or lessen SURETY'S liability or alleged liability.

        (C)  The liability of UNDERSIGNED to SURETY shall include interest from the date of SURETY'S payments at the maximum rate permitted in the jurisdiction in which this AGREEMENT is enforced, or is enforceable.

        (D)  The voucher(s) or other evidence of such payment(s) or an itemized statement of payment(s) sworn to by an officer of SURETY shall be prima facie evidence of the fact and the extent of the liability of UNDERSIGNED to SURETY.

VII
SET-OFF

        SURETY may, at its option without notice to UNDERSIGNED, reduce the amount of UNDERSIGNED'S liability to SURETY hereunder by applying to and setting off against such liability of UNDERSIGNED any money payable to UNDERSIGNED by SURETY or any of its affiliates. UNDERSIGNED'S liability to SURETY may arise from UNDERSIGNED'S obligation to exonerate, hold harmless or indemnify SURETY and may be liquidated or unliquidated. The money payable to UNDERSIGNED may be, but is not limited to, any money payable by SURETY or any of its affiliates, as an insurer of UNDERSIGNED or as an insurer or SURETY of another PERSON, or to settle a claim of UNDERSIGNED against SURETY or any of its affiliates or against a PERSON bonded or insured by SURETY or any of its affiliates.

VIII
SUITS

        (A)  Separate suits may be brought hereunder as causes of action accrue, and the bringing of suit or the recovery of judgment upon any cause of action shall not prejudice or bar the bringing of other suits upon other causes of action, whether theretofore or thereafter arising.

        (B)  Each UNDERSIGNED is the agent for all UNDERSIGNED for the purpose of service of any process in the jurisdiction in which the UNDERSIGNED being served resides, is domiciled, is doing business or is found.

        (C)  Each UNDERSIGNED is the agent of all UNDERSIGNED for the purpose of accepting service of any notification, demand, or claim of SURETY hereunder.

IX
TRUST FUND

        (A)  PRINCIPAL and UNDERSIGNED agree that with respect to each specific contract secured by BOND(S) executed, provided or procured by SURETY in PRINCIPAL'S behalf, all money and property representing the consideration for the performance of the contract, (including, without limitation, the proceeds of claims for adjustments, additional compensation, compensation for the delay, extra work, change orders, insurance claims and all damage claims) whether in the possession of the PRINCIPAL, UNDERSIGNED or others and whether earned, unearned, paid, retained or to be paid shall be held in trust as trust funds for and shall be used solely for; (1) the performance of the contract; (2) the payment of obligation(s) to subcontractor(s), laborer(s), and supplier(s) of material(s) and service(s) incurred or to be incurred in the performance of the contract for which SURETY is or may be liable under BOND(S) and; (3) the satisfaction of UNDERSIGNED'S obligations to SURETY under this AGREEMENT and all other indebtedness and liabilities of UNDERSIGNED to SURETY.

        (B)  PRINCIPAL shall, upon demand of SURETY, deliver the consideration for the contract to a bank designated by SURETY for deposit in an account in the name of PRINCIPAL designated as a "Special Account" or "Trust Account" and withdrawals from said "Special Account" or "Trust Account" shall be by check(s) payable to the beneficiaries and for the stated purposes of this trust, signed by a representative of PRINCIPAL and by a representative of SURETY.

        (C)  If SURETY discharges any obligation of the PRINCIPAL to any trust beneficiary, SURETY shall be entitled to assert the rights and claim of such beneficiary to the trust fund.

        (D)  This trust may be implemented in any other manner provided at law or in equity. This AGREEMENT and declaration constitute notice of such trust.

X
TAKEOVER

        In the event of an occurrence of an EVENT OF DEFAULT, SURETY, without notice to UNDERSIGNED, shall have the right and power but not the obligation to do one or more of the following:

          (a)   Take possession of any part or all of the work under contract(s) secured by BOND(S) together with plant, machinery, equipment, job books and records, plans, drawings, tools, supplies or material wherever located and owned, leased or usable by PRINCIPAL;

          (b)   Assume all right, title and interest of the PRINCIPAL in and to all subcontracts and purchase orders, let or to be let, in connection with contract(s) secured by BOND(S);

          (c)   Assume all right, title and interest of UNDERSIGNED in licenses, patents and copyrights which SURETY deems necessary for completion of the contracts secured by BOND(S);

          (d)   At the expense of UNDERSIGNED, complete or arrange for completion or consent to the obligee's completion of part or all of the work under contract(s) secured by BOND(S);

          (e)   Assert, pursue or prosecute, in its discretion, and at the expense of UNDERSIGNED in the name of PRINCIPAL or in the name of SURETY, all claims of PRINCIPAL against obligee(s) on BOND(S) or against any PERSON, subcontractor, supplier, government or governmental agency arising or growing out of contracts or work done thereunder secured by BOND(S) executed, provided or procured by SURETY. The authority and power to prosecute said claim(s) shall include the authority to settle said claim(s) or any part thereof on such terms as the SURETY believes to be in SURETY'S best interest;

          (f)    Arrange with the obligee(s) in BOND(S) for the delivery of the consideration for the performance of the contract(s) directly to SURETY, endorse checks, drafts, warrants or other instruments issued or paid by such obligee(s) and to apply the proceeds for the purpose of the trust provided in paragraph IX (A) or for any other purpose which advances the SURETY'S rights of exoneration, indemnification and subrogation.

XI
ASSIGNMENT

        In order to secure UNDERSIGNED'S obligations to SURETY under this AGREEMENT and any other indebtedness and liabilities of the UNDERSIGNED to the SURETY, whether heretofore or hereafter incurred, the UNDERSIGNED hereby assign, transfer and convey to SURETY all right, title interest and estate of UNDERSIGNED in and to all property, whether tangible or intangible, wherever situated, now owned or hereafter acquired, including but not limited to:

          (a)   all rights of the UNDERSIGNED in all contracts referred to in the BOND(S), or secured by the BOND(S) and all money or property due or to become due UNDERSIGNED arising out of or in any way relating to contracts performed by UNDERSIGNED, whether secured by BOND(S) executed by SURETY or not, including, but not limited to, accounts receivable, progress payments, deferred payments, retained percentages, compensation for extra work and claims and the proceeds thereof;

          (b)   all the right, title and interest of the UNDERSIGNED in and to all machinery, vehicles, rolling stock, materials, inventory, leaseholds, fuel, plant, tools, furniture and fixtures;

          (c)   all money, cash, cash equivalents, bank accounts, deposits (checking or savings), certificates of deposit, securities, bonds and negotiable instruments;

          (d)   all subcontracts and purchase orders on projects in connection with which the UNDERSIGNED have entered contracts secured by BOND(S) executed by SURETY and all surety bond(s), undertakings or guarantees which secure said subcontracts or purchase orders;

          (e)   all licenses, patents, copyrights and trade secrets;

          (f)    all claims, causes of action, actions or demands and the proceeds therefrom which UNDERSIGNED may have against any subcontractor, vendor, materialman, owner, architect, engineer, accountant or others, whether arising out of contracts secured by BOND(S) executed by SURETY or not;

          (g)   all money, claims or causes of actions due, claimed or receivable on insurance policies including life insurance proceeds, builder risk policies, fire policies and casualty policies;

          (h)   all warehouse receipts, bills of lading, general intangibles and farm products;

          (i)    all tax refunds or claims for tax refunds;

          (j)    all limited partnership and general partnership interests.

        This ASSIGNMENT shall be effective as of the date of this AGREEMENT but shall be enforceable only in the event of the occurrence of an EVENT OF DEFAULT. The UNDERSIGNED hereby authorize the SURETY, at its option, to prosecute or enforce said assigned rights in the name of the SURETY or in that of the UNDERSIGNED and to endorse and to collect in the name of the UNDERSIGNED or payee any checks, drafts, warrants or other instruments made or issued in payment of any such assigned rights. SURETY'S exercise of any of its rights as a secured creditor under this AGREEMENT shall not be a waiver of any of SURETY'S legal or equitable rights or remedies, including the SURETY'S rights of subrogation.

XII
PERFECTION OF SECURITY INTEREST

        This AGREEMENT shall constitute a security agreement and financing statement for the benefit of the SURETY in accordance with the provisions of the uniform commercial code or any other statute and may be so used by the SURETY without in any way abrogating, restricting or limiting the rights of the SURETY under this AGREEMENT or as provided by law or in equity. SURETY may add such schedules to this AGREEMENT as it shall deem necessary. A carbon, photographic or other reproduction of this AGREEMENT may be filed as a financing statement.

XIII
POWER OF ATTORNEY

        The UNDERSIGNED hereby irrevocably nominate, appoint, and designate the SURETY or any person or persons designated by the SURETY as their attorney-in-fact with the right, power and authority to exercise all of the rights assigned, transferred or conveyed to the SURETY by this AGREEMENT, and in the name of UNDERSIGNED to execute and deliver any and all additional or other assignments, instruments or documents deemed necessary or desirable by the SURETY to vest in the SURETY absolute title to any and all monies, property and rights hereby assigned, and to provide the protection and rights to the SURETY contemplated by the provisions of this AGREEMENT, including, but not limited to, the right, power and authority to sign the name of the UNDERSIGNED to any voucher, release, satisfaction, check, draft, Uniform Commercial Code filing or bill of sale of property.

XIV
CHANGES

        (A)  SURETY at its sole option, is authorized and empowered, without notice to or knowledge of the UNDERSIGNED to agree or refuse to agree to any change whatsoever in any BOND, or any contract or obligation secured by any BOND, including, but not limited to, any change in the time of completion of any contract and to payments or advances thereunder before the same may be due, and to consent to or take any assignment or assignments, to execute or consent to the execution of any continuations, extensions or renewals of any BOND and execute any substitute or substitutes therefor, with the same or different conditions, provisions and obligees and with the same or larger or smaller BOND penalties. It is expressly understood and agreed that the UNDERSIGNED remain bound under the terms of this AGREEMENT even though any such consent by the SURETY may substantially increase the liability of UNDERSIGNED.

        (B)  UNDERSIGNED represent and warrant to SURETY that they are currently informed and shall remain informed and appraised of the PRINCIPAL'S business activities, ventures and financial affairs, including but not limited to the type, size (single job and aggregate program), location and status of projects and contracts performed by PRINCIPAL and secured by BOND(S) executed, provided or procured by SURETY. SURETY has no obligation to inform UNDERSIGNED of any change in any aspect of the PRINCIPAL'S business activities or financial affairs or in the type, size or location of projects or contracts secured by BOND(S) executed, provided or procured by SURETY.

        (C)  UNDERSIGNED waive notice of the execution, continuation, or renewal of any BOND and of any fact, act or information concerning or affecting the rights or liabilities of SURETY or UNDERSIGNED including, but not limited to, any acts giving rise to any loss under the BOND(S).

XV
ADVANCES

        SURETY, at its sole option, may guarantee loans or to advance or lend to, or for the account of, the PRINCIPAL any money which the SURETY in its sole discretion may deem advisable to so extend or loan, reserving to itself, however, the absolute right to prepay, cancel or disapprove advances under any such guarantee or to cease or withdraw advancing or lending money to the PRINCIPAL or for the account of the PRINCIPAL with or without cause and with or without notice to the PRINCIPAL or UNDERSIGNED. All money extended by the SURETY, or loaned or advanced to, or for the account of, the PRINCIPAL or guaranteed by the SURETY and all related costs and expenses incurred by the SURETY, shall be loss to the SURETY for which the UNDERSIGNED shall be responsible. It is agreed and understood that money or credit advanced to the PRINCIPAL may at the discretion of SURETY be used to satisfy obligations secured by BOND(S) or may be used to satisfy other debts not covered by BOND(S) but necessary in the judgment of SURETY to advance the work. UNDERSIGNED understand and acknowledge that SURETY is under no obligation to loan money or extend credit to or for the account of the PRINCIPAL.

XVI
RIGHT TO INFORMATION AND RECORDS

        (A)  At any time during business hours and until such time as the liability of SURETY under BOND(S) is terminated and SURETY is fully reimbursed for all of its losses, costs and expenses as a result of having executed, provided or procured BOND(S) on behalf of PRINCIPAL, SURETY shall have access to the books, records, software, data bases, computer stored information, contract documents, drawings, and accounts of UNDERSIGNED, wherever located, for the purpose of inspection, copying and reproduction.

        (B)  UNDERSIGNED authorize SURETY or its designee to investigate the financial condition of UNDERSIGNED, the status of work under contracts being performed by UNDERSIGNED, the condition of the performance of such contracts, the status of payment of accounts of UNDERSIGNED and all other matters deemed appropriate by SURETY for the purpose of determining whether or not to execute BOND(S) on PRINCIPAL'S behalf or in investigating claims made against BOND(S) or in investigating SURETY'S exposure to loss generally. When requested by SURETY, banks, depositories, accountants, attorneys, obligees on BOND(S), architects, materialmen, subcontractors, supply houses, prior and subsequent sureties, joint venturer(s), and other PERSON(S) are hereby authorized by UNDERSIGNED to furnish SURETY any information requested with respect to UNDERSIGNED. SURETY shall have no liability for receipt or disclosure of any information respecting UNDERSIGNED which is obtained or utilized pursuant hereto.

XVII
SUBORDINATION

        UNDERSIGNED waive and subordinate all rights of indemnity, subrogation and contribution each against the other until all obligations to the SURETY under this AGREEMENT, at law or in equity, have been satisfied in full.

XVIII
NATURE OF RIGHTS

        (A)  SURETY'S rights hereunder shall be deemed to be cumulative with and in addition to all other rights of SURETY, however derived.

        (B)  The UNDERSIGNED shall continue to be bound under the terms of this AGREEMENT even though the SURETY may from time to time heretofore or hereafter, with or without notice to or knowledge of UNDERSIGNED, accept or release other agreements of Indemnity, collateral or other security in connection with the execution or procurement of BOND(S), from UNDERSIGNED or others, it being expressly understood and agreed by UNDERSIGNED that any and all other rights which the SURETY may have or acquire against the UNDERSIGNED and/or other PERSONS under any other or additional agreements of Indemnity, collateral or other security shall be in addition to, and not in lieu of the rights afforded the SURETY under this AGREEMENT.

        (C)  SURETY is not required to exercise or exhaust its remedies or rights against PRINCIPAL or to await receipt of any dividends from legal representatives of PRINCIPAL before asserting its rights hereunder against UNDERSIGNED.

        (D)  UNDERSIGNED authorize SURETY to settle, compromise or release any claim of SURETY hereunder against any one or more of UNDERSIGNED individually, and UNDERSIGNED agree that such settlement, compromise or release shall not release or otherwise effect the liability of any of the remaining UNDERSIGNED to SURETY.

XIX
TERMINATION AND MODIFICATION

        (A)  There shall be no waiver, modification or change of the terms of this AGREEMENT by any employee or agent of SURETY, or any broker of SURETY or PRINCIPAL, or any other PERSON without the written approval of an officer of SURETY.

        (B)  This AGREEMENT may be terminated as to any UNDERSIGNED upon written notice given to SURETY by such UNDERSIGNED by registered or certified mail addressed to:

        XL Specialty Insurance Company
        25 Independence Boulevard
        Warren, New Jersey 07059

        (C)  Such termination shall not be effective until thirty (30) days after receipt of said written notice by SURETY.

        (D)  Such termination shall not relieve any UNDERSIGNED from liability to SURETY arising out of or with respect to: (1) BOND(S) executed prior to such termination; (2) the renewal substitution or extension of any BOND(S) executed prior to such termination; (3) maintenance, warranty or guarantee BOND(S) executed incidental to or to replace, substitute or supplement other BOND(S) executed prior to such termination; (4) BOND(S) executed upon award of a contract to principal for which SURETY executed bid BOND(S) or BID LETTERS prior to such termination.

        (E)  Such termination shall not affect in any manner the liability of any UNDERSIGNED as do not give the notice required herein.

XX
SEVERABILITY AND PARTIAL EXECUTION

        (A)  If any provision or provisions, or portion thereof, of this AGREEMENT shall be void or unenforceable under the laws of any jurisdiction governing its construction or enforceability, this AGREEMENT shall not be void or vitiated thereby, but shall be construed and enforced with the same effect as though such provision or provisions, or portion thereof were omitted.

        (B)  In case any PERSON referred to anywhere in this AGREEMENT fails to execute the AGREEMENT, or in case the execution hereof by any of UNDERSIGNED shall be defective or invalid for any reason, such failure, defect or invalidity shall not in any manner affect the validity and enforceability of this AGREEMENT or the liability hereunder of any of UNDERSIGNED, but each and every party so executing shall be and remain fully bound and liable hereunder to the same extent as if such failure, defect or invalidity had not existed.

XXI
MISCELLANEOUS

        UNDERSIGNED are bound to SURETY under this AGREEMENT for all bonds procured by SURETY, on behalf of UNDERSIGNED, for issuance and execution by CGU Insurance Company, General Accident Insurance Company, Commercial Union Insurance Company, and any of their subsidiary, associated or affiliated companies, their successors and assigns.

PARAGRAPH TITLES

        Paragraph titles or captions contained in this AGREEMENT are descriptive only and shall not restrict or modify the terms of the AGREEMENT. In the event of any inconsistency between the paragraph titles or captions and terms of this AGREEMENT, the terms of this AGREEMENT shall control.

XXIII
SUPERSESSION

        UNDERSIGNED WARRANT AND REPRESENT THAT THEY HAVE CAREFULLY READ THE ENTIRE AGREEMENT AND THAT THEY HAVE CONSULTED OR HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL AND SUCH OTHER EXPERTS AND ADVISORS AS THEY HAVE DEEMED NECESSARY AND THAT THEY ARE NOT RELYING ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT, OR INTERPRETATION OF ANY KIND MADE BY SURETY OR BY SURETY'S AGENTS OTHER THAN THOSE SET FORTH IN THIS AGREEMENT IN CONNECTION WITH THE EXECUTION, DELIVERY OR ENFORCEMENT OF THIS AGREEMENT.

        IN WITNESS WHEREOF, this AGREEMENT is executed by the parties to be effective on the day and date first set forth above.

ATTEST		CORPORATION
Meadow Valley Corporation

By:	/s/ CLINT TRYON Clint Tryon	By:	/s/ BRADLEY E. LARSON Bradley E. Larson	(Seal)
Title:	Corporate Secretary	Title:	President
		Address:	4411 South 40th Street, Suite D-11
Phoenix, AZ 85040- City State Zip Code
ATTEST		CORPORATION
Meadow Valley Contractors, Inc.

By:	/s/ CLINT TRYON Clint Tryon	By:	/s/ BRADLEY E. LARSON Bradley E. Larson	(Seal)
Title:	Corporate Secretary	Title:	President
		Address:	4411 South 40th Street, Suite D-11
Phoenix, AZ 85040- City State Zip Code
ATTEST		CORPORATION
Ready Mix, Inc.

By:	/s/ CLINT TRYON Clint Tryon	By:	/s/ BRADLEY E. LARSON Bradley E. Larson	(Seal)
Title:	Corporate Secretary	Title:	Vice President
		Address:	3430 E. Flamingo, Suite 100
Las Vegas, NV 89121 City State Zip Code

CORPORATE ACKNOWLEDGMENT

State of Arizona	ss.:
County of Maricopa

        On this 12th day of April, in the year 2004, before me personally comes Bradley E. Larson to me known, who being by me duly sworn, deposes and says that he resides in the City of Gilbert that he is the President of the Meadow Valley Corporation the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

[SEAL] FORTINA M. BUNTON Notary Public—Arizona Maricopa County My Commission Expires May 30, 2004	/s/ FORTINA M. BUNTON (Signature of Notary Public) My Commission expires May 30, 2004
State of Arizona	ss.:
County of Maricopa

        On this 12th day of April, in the year 2004, before me personally comes Bradley E. Larson to me known, who being by me duly sworn, deposes and says that he resides in the City of Gilbert that he is the President of the Meadow Valley Contractors, Inc. the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

[SEAL] FORTINA M. BUNTON Notary Public—Arizona Maricopa County My Commission Expires May 30, 2004	/s/ FORTINA M. BUNTON (Signature of Notary Public) My Commission expires May 30, 2004
State of Arizona	ss.:
County of Maricopa

        On this 12th day of April, in the year 2004, before me personally comes Bradley E. Larson to me known, who being by me duly sworn, deposes and says that he resides in the City of Gilbert that he is the Vice President of the Ready Mix, Inc. the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

[SEAL] FORTINA M. BUNTON Notary Public—Arizona Maricopa County My Commission Expires May 30, 2004	/s/ FORTINA M. BUNTON (Signature of Notary Public) My Commission expires May 30, 2004

        IMPORTANT: Attach certified copy of Resolution authorizing [illegible] of this instrument by Corporation or Limited Liability Company member.

QuickLinks

  Exhibit 10.14
AGREEMENT OF INDEMNITY
I DEFINITIONS
II GENERAL
III DECLINE EXECUTION
IV PREMIUMS
V INDEMNITY
VI SETTLEMENTS AND PAYMENTS
VII SET-OFF
VIII SUITS
IX TRUST FUND
X TAKEOVER
XI ASSIGNMENT
XII PERFECTION OF SECURITY INTEREST
XIII POWER OF ATTORNEY
XIV CHANGES
XV ADVANCES
XVI RIGHT TO INFORMATION AND RECORDS
XVII SUBORDINATION
XVIII NATURE OF RIGHTS
XIX TERMINATION AND MODIFICATION
XX SEVERABILITY AND PARTIAL EXECUTION
XXI MISCELLANEOUS
PARAGRAPH TITLES
XXIII SUPERSESSION
CORPORATE ACKNOWLEDGMENT